Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS

EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE

REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

VERITONE, INC.

AMENDED AND RESTATED INDEPENDENT CONTRACTOR SERVICES AGREEMENT

THIS AMENDED AND RESTATED INDEPENDENT CONTRACTOR SERVICES AGREEMENT (this “Agreement”) is made and entered into on January 23, 2024 (the “Effective Date”), by and between Veritone, Inc., a Delaware corporation (the “Company”), and Steel Holdings, LLC (the “Consultant”), and with each herein also referred to individually as a “Party,” or collectively as the “Parties.”

WHEREAS, the Company and Consultant previously entered into that certain Independent Contractor Services Agreement on January 4, 2023 (the “Original Agreement”);

WHEREAS, Chad Steelberg (“Steelberg”), the Company’s Chairman of the Board of Directors (the “Board”) is the managing and sole member of Consultant; and

WHEREAS, the Company and Consultant desire to amend, restate and replace the Original Agreement in its entirety with this Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

1. Services and Compensation

Consultant shall perform the services described in Exhibit A (the “Services”) for the Company (or its designee), and the Company agrees to pay Consultant the compensation described in Exhibit A for Consultant’s performance of the Services.

2. Applicability to Past Activities

Steelberg acknowledges that he remains bound by any prior Confidential Information and Invention Assignment Agreement, the Original Agreement and any other similar agreements and Company policies with the Company and acknowledges that the restrictions and obligations contained therein are complementary to those contained in this Agreement and agrees to comply with all such restrictions and obligations.

3. Confidentiality

A. Definition of Confidential Information. “Confidential Information” means any non-public information that relates to the actual or defined and anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets or know-how, including but not limited to, research, product plans or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the term of this Agreement), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances and other business information disclosed by the Company, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment or other property of Company, its affiliates or subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Consultant can establish: (i) was publicly known or made generally available prior to the time of disclosure to Consultant; (ii) becomes publicly known or made generally available after disclosure to Consultant through no wrongful action or inaction of Consultant; or (iii) is in the rightful possession of Consultant, without confidentiality obligations, at the time of disclosure as shown by Consultant’s then-contemporaneous written records.

B. Non-use and Non-disclosure. During and after the term of this Agreement, Consultant, together with its employees and agents, will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Consultant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Company, except that Consultant may disclose Confidential Information to any third party on a need-to-know basis for the purposes of Consultant performing the Services; provided, however, that such third party is subject to written non-use and non-disclosure obligations at least as protective of Company and the Confidential Information as this Article 3.B. The Company agrees that this Agreement does not limit Consultant’s right to discuss Consultant’s services or unlawful acts in Company’s workplace, including but not limited to, sexual harassment or discrimination or any other conduct that Consultant has reason to believe is unlawful, or report possible violations of law or regulation with any federal, state or local government agency, or to the extent that such disclosure is protected under the applicable provisions of law or regulation, including but not limited to, “whistleblower” statutes or other similar provisions that protect such disclosure, to the extent any such rights are not permitted by applicable law to be the subject of nondisclosure obligations, or any other permitted activity applicable to Consultant; provided however, prior to such disclosure, to the extent allowable under applicable law, Consultant shall provide prior written notice to Company and seek a protective order or such similar confidential protection as may be available under applicable law. Consultant agrees that no ownership of Confidential Information is conveyed to Consultant. Without limiting the foregoing, Consultant shall not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design or otherwise enable others to invent, author, make, develop or design identical or substantially similar designs as those developed under this Agreement for any third party. Without the Company’s prior written approval, Consultant shall not directly or indirectly disclose to anyone the existence of this Agreement or the fact that Consultant has this arrangement with the Company. Consultant agrees that Consultant’s obligations under this Section 1.B shall continue after the termination of this Agreement.

C. Other Client Confidential Information. Consultant agrees that Consultant will not improperly use, disclose or induce the Company to use any proprietary information or trade secrets of any former or concurrent employer of Consultant or other person or entity with which Consultant has an obligation to keep in confidence. Consultant also agrees that Consultant will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information or trade secrets belonging to any third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.

D. Third Party Confidential Information. Consultant recognizes that the Company has received and, in the future, will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that at all times during the term of this Agreement and thereafter, Consultant owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation or other third party except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

For the avoidance of doubt, the obligations under this Section 3 extend to any employee or agent performing the Services on behalf of Consultant, including but not limited to, Steelberg.

4. Ownership

A. Assignment of Inventions. Consultant agrees that all right, title and interest in and to any copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Consultant, solely or in collaboration with others, during the term of this Agreement and arising out of, or in connection with, performing the Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company. Consultant, its agents and employees performing the Services hereunder hereby irrevocably, absolutely and perpetually assign to the Company all rights, title and interest, including intellectual property rights, in and to any and all such Inventions. Consultant also agrees to promptly make full written disclosure to the Company of any Inventions and to deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to the Company all right, title and interest in and to the Inventions. Company and Consultant agree Section 4.A. is strictly limited to any Inventions related to aiWARE and the Services and would not include any Inventions Consultant or Steelberg may develop during the term of this Agreement unrelated to aiWARE and the Services and which are developed without using trade secret information, including but not limited to, any Inventions related to Human Capital Exchange, Inc. (and its related companies) or Tiberius Aerospace, Inc.

B. Pre-Existing Materials. Subject to Section 4.A, Consultant agrees that if, in the course of performing the Services, Consultant incorporates into any Invention or utilizes in the performance of the Services any pre-existing invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept or other proprietary information or intellectual property right owned by Consultant or in which Consultant has an interest, prior to, or separate from, performing the Services under this Agreement (“Prior Inventions”), and (i) Consultant will provide the Company with prior written notice and (ii) the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Prior Inventions, without restriction, including without limitation, as part of or in connection with such Invention, and to practice any method related thereto.

C. Maintenance of Records. Consultant agrees to work with the aiWARE staff to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by the aiWARE staff or Consultant (solely or jointly with others) during the term of this Agreement that pertain to the Services and Consultant’s duties and objectives defined herein.    Such records are and remain the sole property of the Company at all times and upon Company’s request, Consultant shall deliver (or cause to be delivered) the same.

D. Further Assurances. During the term of this Agreement, and for a reasonable period of time thereafter, Consultant agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title, and interest in and to all Inventions and testifying in a suit or other proceeding relating to such Inventions.

E. Attorney-in-Fact. Consultant agrees that, if the Company is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity to secure Consultant’s signature with respect to any Inventions, including without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 4.A, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant. This power of attorney shall be deemed coupled with an interest and shall be irrevocable.

5. Conflicting Obligations

A. Consultant and Steelberg represent and warrant that they have no agreements, relationships or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s and Steelberg’s obligations to the Company under this Agreement, and/or Consultant’s and Steelberg’s ability to perform the Services. Neither Consultant nor Steelberg will enter into any such conflicting agreement during the term of this Agreement.

B. Neither this Agreement nor the provisions related to the Services shall in any way limit the ability of Consultant and Steelberg to enter into similar agreements or provider services to or with other companies or persons, provided that the agreements and services do not conflict with Consultant’s and Steelberg’s obligations under Section 5.A.

C. In light of the unique and specialized nature of Consultant’s services, Consultant shall have the right to subcontract the performance of any Services only with the prior written permission of the Company. In the event the Company authorizes Consultant to subcontract the performance of any Services, Consultant shall require all Consultant’s employees, contractors or other third-parties performing Services under this Agreement to execute a confidential information and assignment agreement in a form agreed to by the Company, and promptly provide a copy of each such executed agreement to the Company. Consultant’s violation of this Article 5 will be considered a material breach under Section 9.A.

6. Return of Company Materials

Upon the termination of this Agreement, or upon Company’s earlier request, Consultant will immediately deliver to the Company, and will not keep in Consultant’s possession, recreate or deliver to anyone else, any and all Company property, including but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to Section 4.D and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control.

7. Reports

Consultant agrees that Consultant will periodically keep the Company advised as to Consultant’s progress in performing the Services under this Agreement. Consultant further agrees that Consultant will, as requested by the Company, prepare written reports with respect to such progress. The Company and Consultant agree that the reasonable time expended in preparing such written reports will be considered time devoted to the performance of the Services.

8. [Reserved]

9. Term and Termination

A. Term. The term of this Agreement will begin on the Effective Date of this Agreement and will continue until December 31, 2025. The Company may terminate this Agreement immediately and without prior notice if Consultant refuses to or is unable to perform the Services or is in breach of any material provision of this Agreement.

B. Survival. Upon any termination, all rights and duties of the Company and Consultant toward each other shall cease except:

(1) The Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and related reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Article 1 of this Agreement; and

(2) Section 3 (Confidentiality), Section 4 (Ownership), Section 5.B (Conflicting Obligations), Section 6 (Return of Company Materials), Section 9 (Term and Termination), Section 10 (Independent Contractor; Benefits), Section 11 (Limitation of Liability), Section 12 (Arbitration and Equitable Relief) and Section 13 (Miscellaneous) will survive termination or expiration of this Agreement in accordance with their terms.

10. Independent Contractor; Benefits

A. Independent Contractor; Taxation. It is the express intention of the Company and Consultant that Consultant perform the Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance, except as expressly provided in Exhibit A. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income. Payments under this Agreement are intended to be exempt from (or if not so exempt, compliant with) Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance issued thereunder. Consultant’s right to receive any installment payments will be treated as a right to receive a series of separate payments and, accordingly, each installment payment shall at all times be considered a separate and distinct payment.

B. Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

C. Personal Information. Attached hereto as Exhibit B is the Company’s Notice Regarding Collection and Use of Personal Information for all contractors who are California residents, all in accordance with the California Consumer Privacy Act which went into effect as of January 1, 2020.

11. Limitation of Liability

IN NO EVENT SHALL THE PARTIES BE LIABLE TO EACH OTHER OR BE LIABLE TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER THE PARTIES WERE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL EITHER PARTY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

12. Arbitration and Equitable Relief

A. Arbitration. IN CONSIDERATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH COMPANY, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND CONSULTANT’S RECEIPT OF THE COMPENSATION AND OTHER BENEFITS PAID TO CONSULTANT BY COMPANY, AT PRESENT AND IN THE FUTURE, CONSULTANT (INCLUDING, FOR THE AVOIDANCE OF DOUBT, STEELBERG AND STEELBERG HOLDINGS IN THEIR INDIVIDUAL CAPACITIES) AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS OR DISPUTES WITH ANYONE (INCLUDING COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE), WHETHER BROUGHT ON AN INDIVIDUAL, GROUP OR CLASS BASIS, ARISING OUT OF, RELATING TO, OR RESULTING FROM CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION PROVISIONS SET FORTH IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 1280 THROUGH 1294.2, INCLUDING SECTION 1281.8 (THE “ACT”) AND PURSUANT TO CALIFORNIA LAW, AND SHALL BE BROUGHT IN CONSULTANT’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. THE FEDERAL ARBITRATION ACT SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE ACT. DISPUTES WHICH CONSULTANT AGREES TO ARBITRATE, AND THEREBY AGREES TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER LOCAL, STATE OR FEDERAL LAW AND ANY AND ALL OTHER STATUTORY OR COMMON LAW CLAIMS, BUT SHALL NOT INCLUDE ANY CLAIMS THAT CANNOT BE WAIVED AS A MATTER OF LAW. CONSULTANT FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH CONSULTANT.

B. Procedure. CONSULTANT AGREES THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”) PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/. CONSULTANT AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS APPLYING THE STANDARDS SET FORTH UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. CONSULTANT ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW. CONSULTANT AGREES THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE AND THE CALIFORNIA EVIDENCE CODE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE. CONSULTANT FURTHER AGREES THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN ORANGE COUNTY, CALIFORNIA.

C. Remedy. EXCEPT AS PROVIDED BY THE ACT AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE AND FINAL REMEDY FOR ANY DISPUTE BETWEEN CONSULTANT AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE ACT AND THIS AGREEMENT, NEITHER CONSULTANT NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION.

D. Availability of Injunctive Relief. IN ACCORDANCE WITH RULE 1281.8 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, THE PARTIES AGREE THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF ANY AGREEMENT REGARDING INTELLECTUAL PROPERTY, CONFIDENTIAL INFORMATION OR NONINTERFERENCE.

E. Administrative Relief. CONSULTANT UNDERSTANDS THAT, EXCEPT AS PERMITTED BY LAW, THIS AGREEMENT DOES NOT PROHIBIT CONSULTANT FROM PURSUING CERTAIN ADMINISTRATIVE CLAIMS WITH LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODIES OR GOVERNMENT AGENCIES SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE CONSULTANT FROM BRINGING ANY ALLEGED WAGE CLAIMS WITH THE DEPARTMENT OF LABOR STANDARDS ENFORCEMENT. LIKEWISE, THIS AGREEMENT DOES PRECLUDE CONSULTANT FROM PURSUING COURT ACTION REGARDING ANY ADMINISTRATIVE CLAIMS, EXCEPT AS PERMITTED BY LAW.

F. Voluntary Nature of Agreement. CONSULTANT ACKNOWLEDGES AND AGREES THAT CONSULTANT IS EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. CONSULTANT FURTHER ACKNOWLEDGES AND AGREES THAT CONSULTANT HAS CAREFULLY READ THIS AGREEMENT AND THAT CONSULTANT HAS ASKED ANY QUESTIONS NEEDED FOR CONSULTANT TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT, EXCEPT AS OTHERWISE PROVIDED IN SECTION 12.A, CONSULTANT IS WAIVING HIS/HER RIGHT TO A JURY TRIAL. FINALLY, CONSULTANT AGREES THAT CONSULTANT HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF CONSULTANT’S CHOICE BEFORE SIGNING THIS AGREEMENT.

13. Miscellaneous

A. Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in Orange County, California.

B. Assignability. This Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators and other legal representatives, and will be for the benefit of the Company, its successors and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.

C. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties with respect to this subject matter. Consultant represents and warrants that Consultant is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.

D. Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E. Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F. Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

G. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written on the signature page to this Agreement or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 14.G. and for Consultant be delivered to 514 30th Street Newport Beach, CA 92663.

H. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Rest of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

STEEL HOLDINGS, LLC

By:	/s/ Chad E. Steelberg
Name: Chad E. Steelberg
Title: Manager

Address for Notice:

[*]

VERITONE, INC.

By:	/s/ Ryan Steelberg
Name: Ryan Steelberg
Title: Chief Executive Officer

Address for Notice:

[*]

EXHIBIT A

SERVICES AND COMPENSATION

1. Contact. Consultant’s principal Company contact:

Name: Ryan Steelberg

Email: [*]

2. Services. The Services will include such technical advisory services related to the Company’s software, software architecture and technology strategy that may be requested by the Company’s Chief Executive Officer (“CEO”) from time to time, including without limitation, (i) regular architectural reviews for the Company’s aiWARE platform; (ii) review of product development initiatives across the Company; and (iii) quarterly technical assessments of key technological advancements in the field of artificial intelligence.

For the avoidance of doubt, Consultant shall no longer have day-to-day oversight, management or responsibility for the Company’s aiWARE production systems, product roadmap, budget or personnel, except as may be requested by the CEO.

The term of this Agreement for performance of the Services shall be as set forth in Section 9.A of the Agreement.

Either Party may terminate this Agreement at any time upon ninety (90) days written prior notice; provided that, in the event Company terminates the Agreement for convenience pursuant to this sentence, and not as a result of Consultant’s material breach, then any remaining potential cash compensation payments under Section 3 of this Exhibit A shall become due and payable. If the Consultant terminates the Agreement, no further payments shall be due under this Agreement.

In the event of a Change in Control (as defined in the Company’s 2017 Equity Incentive Plan), the Agreement shall terminate as of the effective date of the Change in Control and any remaining potential cash compensation payments under Section 3 of this Exhibit A shall become due and payable.

3. Compensation.

A. In consideration for the modifications to the Original Agreement set forth herein, including without limitation, the termination of all equity grants to Consultant contemplated under the Original Agreement, on July 1, 2024, the Company shall pay Consultant $1,000,000 in cash.

B. The Company shall pay Consultant $50,000 per month in arrears for the period from January 2024 through December 2025 for Services rendered hereunder. The Parties agree that Consultant will devote an appropriate number of hours per week to perform the Services hereunder.

C. Company will reimburse Consultant for reasonable and documented expenses incurred in connection with providing the Services, including travel expenses, all in accordance with Company’s standard Travel and Expense policies.

D. By the 15th of each month during the Term, Consultant shall submit monthly invoices to Company for Services rendered in advance for the next succeeding month and reimbursement of expenses being sought, setting forth in reasonable detail the amounts being invoiced for Services and the detail and documentation of any expenses for which reimbursement is being sought, all in accordance with the Company’s standard payables practices.

E. Company shall pay Consultant for Services rendered under Sections A., B. and C., via ACH wire transfer.

This Exhibit A is accepted and agreed upon as of January 23, 2024.

STEEL HOLDINGS, LLC

By:	/s/ Chad E. Steelberg
Name: Chad E. Steelberg
Title: Manager

VERITONE, INC.

By:	/s/ Ryan Steelberg
Name: Ryan Steelberg
Title: Chief Executive Officer

EXHIBIT B

California Consumer Privacy Act

Notice Regarding Collection and Use of Personal Information

[Redacted pursuant to Item 601(a)(5) of Regulation S-K]